Exhibit 4.1

[FORM OF STOCK CERTIFICATE]

Common Stock Number		Common Stock Shares
LZ	[LAZARD LOGO]

Lazard Ltd

Incorporated Under the Laws of Bermuda

Transferable in the City of New York		See Reverse Side for Certain Definitions
CUSIP G54050 10 2

This Certifies That

Is the Owner of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

LAZARD LTD

transferable on the books of the Company by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Company has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

[Lazard Ltd Corporate Seal]

Chief Financial Officer	Chairman and Chief Executive Officer

Countersigned and Registered:

THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

LAZARD LTD

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF GIFT MIN ACT	– Custodian (Cust) (Minor)

TEN ENT	– as tenants by the entireties		under Uniform Gifts to Minors Act (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common
		UNIF TRF MIN ACT	– Custodian (until age ) (Cust)

under Uniform Transfers (Minor)

to Minors Act (State)

Additional abbreviations may also be used although not in the above list.

For value received,                                                                                                hereby sell(s), assign(s) and

transfer(s) unto

Please Insert Social Security Number or Other Identifying Number of Assignee

(Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

Shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

The within named Company will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Company’s Secretary at the principal office of the Company.